EXHIBIT 10.2

SECOND AMENDMENT TO THE LICENCE AND DISTRIBUTION AGREEMENT

(1)
Sona Mobile Inc. (EIN 20 – 0375677) and Sona Innovations, Inc. (BN 86762 2441), whose registered offices are at 39th Floor, 245 Park Avenue, New York, NY 10167 (collectively "Sona Group ")

Tel:           + 1 702 243 7662
Fax:           + 1 702 243 7602
Email:       kim.stein@sonamobile.com

AND
(2)
eBet Limited (ABN 59 059 210 774), eBet Gaming Systems Pty. Ltd. (ABN 50 086 218 832) and eBet Systems Pty. Ltd. (ACN 088 033 121) whose registered offices are at Unit 13, 112-118 Talavera Road, Macquarie Park, NSW 2113 Australia (collectively, the “eBet Companies”)

Tel:           + 61 2 8817 4702
Fax:           + 61 2 8817 4770
Email:           ttoohey@ebetonline.com

The Parties hereby enter into this Second Amendment

Signed, sealed and delivered by Sona Mobile Inc.:		/s/ KIM STEIN
Date:	August 28, 2008	Authorised Signatory

Signed, sealed and delivered by Sona Innovations, Inc.:		/s/ STEPHEN FELLOWS
Date:	August 29, 2008	Authorised Signatory

Signed, sealed and delivered by eBet Limited		/s/ ANTHONY TOOHEY
Director
Date:	August 29, 2008	/s/ IAN JAMES
Director

Signed, sealed and delivered by eBet Gaming Systems Pty. Ltd.		/s/ ANTHONY TOOHEY
Director
Date:	August 29, 2008	/s/ IAN JAMES
Director

Signed, sealed and delivered by eBet Systems Pty. Ltd.		/s/ ANTHONY TOOHEY
Director
Date:	August 29, 2008	/s/ IAN JAMES
Director

INTRODUCTION

A.
The Parties entered into the first amendment (“First Amendment”) to the Licence and Distribution Agreement between Sona Mobile, Inc and Sona Innovations, Inc. and eBet Limited, eBet Gaming Systems Pty. Ltd. and eBet Systems Pty. Ltd., dated August 17, 2008 (the “Licence Agreement”) to allow additional time to complete the Master Services Agreement.

B.
The Parties desire to enter into this second amendment (“Second Amendment”) to the Licence and Distribution Agreement between Sona Mobile, Inc and Sona Innovations, Inc. and eBet Limited, eBet Gaming Systems Pty. Ltd. and eBet Systems Pty. Ltd., dated August 17, 2008 (the “Licence Agreement”) to allow additional time to complete the funding of the License Fee Balance by EGS.

C.
It was the intent of the Parties that EGS would pay the balance of US$2,250,000 (“Licence Fee Balance”), by Sona Wire Transfer upon satisfaction of the closing conditions referred to in clauses 2.1, 2.2 and 2.3, and upon satisfaction of those closing conditions on or before the Closing Date, the Sona Agent shall be authorised to release to EGS, the Sona Software and the Sona Software Documentation; to Sona and EGS, the counterpart original documents (or copies thereof) deposited with the Sona Agent under clause 2.1(a) and (b), as appropriate; and (c) to Sona, the Second Instalment; and thereafter the transaction would be closed.

D.
The Parties have a completed and executed Master Services Agreement between eBet Services Pty. Limited (ACN 132 670 485) of Australia and Sona Mobile Holdings Corp. (EIN 95-3087593) of the USA (the “Master Services Agreement”) as of August 25, 2008 pursuant to the terms of the First Amendment to the Licence Agreement.

E.	EGS has authorised and the Sona Agent has released the Second Instalment to Sona.

F.	This Second Amendment sets out the terms and conditions of the agreements between the Parties.

NOW THEREFORE, in consideration of the mutual agreement of the Parties contained in this Amendment, and for good and other valuable consideration, the receipt and sufficiency of which is acknowledged, the Parties agree as follows:

1.	All capitalised terms used within this Second Amendment shall be as those terms are defined under the Licence Agreement unless otherwise defined within this Second Amendment.

2.	Where there is a conflict between this Second Amendment, the First Amendment, and the Licence Agreement, this Second Amendment shall govern between the Parties.

3.	The Parties acknowledge and agree that the Closing Date as defined in Section 1.1 of the License Agreement is hereby defined as; “on or before 5 September 2008.”

4.
The Parties acknowledge and agree that EGS will pay US $1,500,000 (“Third Instalment”) of the License Fee Balance to Sona on or before 29 August 2008 by Sona Wire Transfer, leaving a remainder of US $750,000 due to Sona (“Remainder”) to be paid by Sona Wire Transfer on or before the Closing Date.

5.	The Parties acknowledge and agree that the First Instalment and the Second Instalment shall be non-refundable to EGS where EGS fails to pay the Remainder on the Closing Date.

6.
The Parties agree that all other clauses, terms, provisions, covenants and conditions of the Licence Agreement shall remain in full force and effect and are not otherwise altered by this Second Amendment.

7.
This Second Amendment may be executed in counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.  Delivery of an executed counterpart of a signature page of this Second Amendment or any document or instrument delivered in connection herewith by telecopy or electronic portable document format (delivered by electronic mail) shall be as effective as delivery of a manually executed counterpart of this Second Amendment or such other document or instrument as applicable. The electronic copies so signed will constitute originally signed copies of the same consent requiring no further execution.